Execution Copy
AMENDMENT NO. 9 TO
WAREHOUSE LOAN AGREEMENT
     AMENDMENT NO. 9 TO WAREHOUSE LOAN AGREEMENT, dated as of October 20, 2005 (this “Amendment”), is entered into by and among TRINITY INDUSTRIES LEASING COMPANY, a Delaware corporation (the “Manager”), TRINITY RAIL LEASING TRUST II, a Delaware statutory trust (the “Borrower”), the LENDERS party hereto, and CREDIT SUISSE, NEW YORK BRANCH (formerly known as Credit Suisse First Boston, New York Branch), as Agent for the Lenders (in such capacity, the “Agent). Capitalized terms used but not defined herein have the meaning set forth in the Warehouse Loan Agreement referred to below.
RECITALS:
     WHEREAS, the Manager, the Borrower, the Lenders and the Agent are parties to that certain Warehouse Loan Agreement dated as of June 27, 2002 (as heretofore amended, the “Warehouse Loan Agreement”); and
     WHEREAS, the parties hereto desire to amend the Warehouse Loan Agreement as hereinafter set forth.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
PART I
AMENDMENTS
     SUBPART 1.1 Section 1.01 of the Warehouse Loan Agreement is hereby amended as set forth below.
               SUBPART 1.1.1 The definition of “Commitment Amount” is hereby amended by deleting the dollar amount “$ 300,000,000” set forth therein and replacing it with the dollar amount “$ 375,000,000”.
     SUBPART 1.2 Schedule 1.01 of the Warehouse Loan Agreement is hereby amended in its entirety to read as set forth in Schedule 1.01 hereto.
PART II
MISCELLANEOUS
     SUBPART 2.1 Effectiveness. This Amendment becomes effective on the date on which the Agent has received (a) signature pages to this Amendment duly executed by each party hereto (including each Lender) and (b) signature pages to the Master Assignment Agreement (attached hereto as Exhibit A) duly executed by each Party thereto.
     SUBPART 2.2 Representations and Warranties. The Manager and the Borrower each represent and warrant that its respective representations and warranties contained in Article V of the Warehouse Loan Agreement are true and correct on and as of the date of this Amendment as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date.
     SUBPART 2.3 Effect of Amendment. All provisions of the Warehouse Loan Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Warehouse Loan Agreement (or in any other Transaction Document) to the Warehouse Loan Agreement shall be deemed to be references to the Warehouse Loan Agreement as amended hereby.
     SUBPART 2.4 Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
     SUBPART 2.5 Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.
     SUBPART 2.6 Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Warehouse Loan Agreement or any provision hereof or thereof.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

TRIN1TY INDUSTRIES LEASING COMPANY

By:	/s/ Eric Marchetto

Name: Eric Marchetto
Title: Vice President

TRINITY RAIL LEASING TRUST II

By:	/s/ Eric Marchetto

Name: Eric Marchetto
Title: Vice President

CREDIT SUISSE, NEW YORK BRANCH (formerly known as Credit Suisse First Boston, New York Branch), as Agent and as a Committed Lender

By:	/s/ Alberto Zonca

Name: Alberto Zonca
Title: Director

By:	/s/ Michael W. Koenitzer

Name: Michael W.Koenitzer
Title:

GRAMERCY CAPITAL CORPORATION, as a Conduit Lender
By Credit Suisse, New York Branch, as attorney-in-fact

By:	/s/ Joseph Soave

Name: Joseph Soave
Title: Director

By:	/s/ Josh Borg

Name: JOSH BORG
Title: Vice President

GREENWICH FUNDING CORPORATION, as a Conduit Lender
By Credit Suisse, New York Branch, as attorney-in-fact

By:	/s/ Joseph Soave

Name: Joseph Soave
Title: Director

By:	/s/ Josh Borg

Name: JOSH BORG
Title: Vice President

ALPINE SECURITIZATION CORP, as a Conduit Lender
By Credit Suisse, New York Branch, as attorney-in-fact

By:	/s/ Joseph Soave

Name: Joseph Soave
Title: Director

By:	/s/ Josh Borg

Name: JOSH BORG
Title: Vice President

DRESDNER BANK AG, NEW YORK BRANCH, as a Committed Lender

By:	/s/ David O. Taylor

Name: David O. Taylor
Title: Vice President

By:	/s/ Brad Ellis

Name: Brad Ellis
Title: Vice President

BEETHOVEN FUNDING CORPORATION, as a Conduit Lender

By:	/s/ Matthew M. Dorr

Name:
Title:

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B. A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH, as a Committed Lender

By:	/s/ Brett Delfino

Name: Brett Delfino
Title: Executive Director

By:	/s/ Jacqueline L. Arambulo

Name: Jacqueline L. Arambulo
Title: Vice President

NIEUW AMSTERDAM RECEIVABLES CORPORATION, as a Conduit Lender

By:	/s/Matthew M. Dorr

Name: Mathew M.Dorr
Title: Vice President

GRESHAM RECEIVABLES (NO. 3) LIMITED, as a Committed Lender
By:	/s/ R.C. Gerwat
	Name:	R.C. Gerwat
	Title:	Director

SCHEDULE 1.01
Lenders and Commitments

	Commitment	Commitment	Commitment
Lender	Amount	Percentage	Date
Credit Suisse First Boston, New York Branch	100,000,000	26.66666666%	June 27, 2002

Dresdner Bank AG, New York Branch	100,000,000	26.66666666%	August 29, 2003

Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank International”, New York Branch	100,000,000	26.66666666%	October 23, 2003

Gresham Receivables (No. 3) Limited	75,000,000	20.00000000%	October 20, 2005

Totals	375,000,000	100.0000%

Exhibit A
Master Assignment Agreement